Rule 497(d)
                               FT 459


        Supplement to the Prospectus dated September 6, 2000

Notwithstanding anything to the contrary in the Prospectus, if you invest $1 million or more in a Trust, your maximum transaction sales charge will be 1.50% of the Public Offering Price per Unit. Broker/dealers and other selling agents will receive a concession of 1.00% of the Public Offering Price per Unit on such sales.

April 6, 2001